Table of Contents

Letter to Shareholders.................   1
Performance Results....................   3
Portfolio of Investments...............   4
Statement of Assets and Liabilities....   8
Statement of Operations................   9
Statement of Changes in Net Assets.....  10
Financial Highlights...................  11
Notes to Financial Statements..........  12
Independent Auditors' Report...........  15
Dividend Reinvestment Plan.............  16


VTN ANR 12/95





Letter to Shareholders


November 22, 1995

Dear Shareholder:
  The first ten months of 1995 have been very positive for most investors. Both the fixed-income and equity markets have made considerable gains during the period ended October 31, 1995.

  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time---not timing---that leads to investment success.

[PHOTO]
Dennis J. McDonnell and Don G. Powell


Economic Overview

  Although the third quarter posted a stronger-than-expected annual gross domestic product growth rate of 4.2 percent, the economy has slowed significantly this year. This slowdown is due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994--a measure that proved successful, as economic growth during the first half of 1995 was substantially lower than its fourth quarter 1994 rate of 5.1 percent. And, while other key economic data have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.

  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by a quarter percent on July 6. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in opposite directions).


Performance Summary

  The Trust produced a tax-exempt distribution of 6.26 percent <F3>, based on the closing stock price of $14.375 per common share on October 31, 1995. Because income from the Trust is exempt from federal and New York state income taxes, it is important to compare the Trust's distribution rate to an equivalent taxable rate. For example, for New York residents in the combined marginal tax bracket of 41 percent, the Trust's distribution rate represents a yield equivalent to a taxable investment earning 10.61 percent <F4>. In fact, many closed-end municipal bond funds, such as your investment, are currently offering higher yields (after taxes) over many income alternatives.

  As the graph on the following page shows, the Trust's net asset value and market price have made significant gains over the one-year period. The Trust's closing stock price, for example, gained more than 9.5 percent from October 1994 to October 1995. Moreover, we are pleased to report the Trust generated a one-year total return at market price of 17.49 percent <F1>, which includes reinvestment of dividends and capital gains for the period ended October 31, 1995.


(Continued on page two)

1






Economic Outlook

  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for key indicators to show that the economy has truly settled into a slow growth pattern. Although current economic data continues to send mixed signals, we anticipate the economy will grow at an annual rate of 3 percent in the fourth quarter and inflation will run under 3 percent.

  Based upon a generally modest growth and low inflation outlook, we believe the outlook for fixed-income markets is positive. As interest rates fall in response to a slowing economy, we believe yields on short-term municipal bonds will continue to move significantly lower than long-term municipal bonds. Lower short-term rates typically translate into lower leveraging costs for the Trust, which provides increased opportunities for higher earnings over time. Additionally, a steepening of the municipal yield curve would likely increase investor demand for long-term municipal bonds and help to boost market prices. Long-term municipal bond prices will also benefit from the combination of low supply of new municipal bond issues and increased demand driven by scheduled bond maturities.



[GRAPH]

Trust Participates in Market Gains of 95

                            Market
   Date         NAV         Price

31-Oct-94       14.80       13.125
30-Nov-94       13.98       13.375
31-Dec-94       14.49       12.750
31-Jan-95       14.99       14.125
28-Feb-95       15.66       14.000
31-Mar-95       15.75       14.250
30-Apr-95       15.64       14.250
31-May-95       16.33       14.875
30-Jun-95       16.03       14.500
31-Jul-95       16.04       14.875
31-Aug-95       16.21       14.875
30-Sep-95       16.22       14.125
31-Oct-95       16.49       14.375

Based on month-end prices



  While there has been varied speculation about the impact of tax reform, no one is certain about what will finally happen. Consequently, in the near term, the municipal market may continue to experience periodic market fluctuations as various proposals come to the forefront. However, in the long term, we believe the municipal market will remain an attractive investment choice for investors seeking high current income. We will continue to keep a close watch over any new developments and evaluate the potential impact they may have on your investment in the Trust.

  Once again, thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.



Sincerely,



Don G. Powell                      Dennis J. McDonnell
Chairman                           President
Van Kampen American Capital        Van Kampen American Capital
Investment Advisory Corp.          Investment Advisory Corp.

2



     Performance Results for the Period Ended October 31, 1995

  Van Kampen Merritt Trust For Investment Grade New York Municipals

                       (NYSE Ticker Symbol  VTN)

Total Returns
One-year total return based on market price<F1>........................................   17.49%
One-year total return based on NAV<F2>.................................................   18.88%
Distribution Rates
Distribution rate as a % of initial offer common stock price<F3>.......................    6.00%
Taxable-equivalent distribution rate as a % of initial offer common stock price<F4>....   10.17%
Distribution rate as a % of closing common stock price<F3>.............................    6.26%
Taxable-equivalent distribution rate as a % of closing common stock price<F4>..........   10.61%
Share Valuations
Net asset value .......................................................................  $ 16.49
Closing common stock price.............................................................  $14.375
One-year high common stock price (06/02/95)............................................  $15.250
One-year low common stock price (11/15/94).............................................  $11.875
Preferred share rate<F5>...............................................................    3.80%

<FN
<F1> Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

<F2> Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

<F3> Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

<F4> The taxable-equivalent distribution rate is calculated assuming a 41% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

<F5> See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.


3





                                Portfolio of Investments
                                    October 31, 1995
-----------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                             Coupon  Maturity  Market Value
-----------------------------------------------------------------------------------------------
         Municipal Bonds
         New York   92.5%
$ 3,000  Cohoes, NY Indl Dev Agy Indl Dev Rev
         Norlite Corp Proj Ser B .............................   6.750%  05/01/09  $  3,150,150
  1,210  Erie Cnty, NY Wtr Auth Wtr Rev Fourth Resolution
         Rfdg (AMBAC Insd) ...................................       *   12/01/17       248,607
  3,870  Grand Cent Dist Mgmt Assn Inc NY Business Impt Dist
         Cap Impt (Prerefunded @ 01/01/02) <F3> ..............   6.500   01/01/22     4,352,473
  1,170  Groton, NY Cmnty Hlthcare Cent Inc Hlthcare Fac Rev
         Groton Cmnty Ser A (FHA Gtd) ........................   7.450   07/15/21     1,290,686
  2,295  Metropolitan Tran Auth NY Svcs Contract Commuter Fac
         Ser O ...............................................   5.750   07/01/07     2,321,048
  3,000  Metropolitan Tran Auth NY Svcs Contract Tran Fac Ser
         5 Rfdg ..............................................   7.000   07/01/12     3,235,230
  1,355  Nassau Cnty, NY (FGIC Insd) .........................   5.200   08/01/13     1,310,529
  1,100  Nassau Cnty, NY Genl Impt Ser Q (FGIC Insd) .........   5.200   08/01/14     1,054,768
  4,000  New York City Hlth & Hosp Corp Rev Ser A Rfdg (AMBAC
         Insd) ...............................................   5.750   02/15/22     3,948,880
  2,500  New York City Indl Dev Agy Civic Fac Rev The
         Lighthouse Inc ......................................   6.500   07/01/22     2,571,350
  1,500  New York City Indl Dev Agy Spl Fac Rev Terminal One
         Group Assn Proj .....................................   6.000   01/01/19     1,469,535
  2,000  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev
         Ser A ...............................................   6.000   06/15/25     2,005,820
  2,000  New York City Ser A Rfdg ............................   7.000   08/01/04     2,181,260
 10,000  New York City Ser B (Embedded Cap) <F4> .............   7.020   10/01/16    10,149,600
  2,750  New York City Ser D <F2> ............................   6.500   02/15/06     2,903,835
  2,015  New York City Ser D .................................   7.500   02/01/16     2,190,668
  1,000  New York City Ser D .................................   7.500   02/01/17     1,092,100
  2,300  New York City Ser G Rfdg ............................   5.700   08/01/08     2,229,919
  7,900  New York City Ser I Rfdg (FSA Insd) .................       *   08/01/01     6,095,877
  1,500  New York St Dorm Auth Rev Court Fac Lease Ser A .....   5.375   05/15/16     1,379,325
  1,000  New York St Dorm Auth Rev Court Fac Lease Ser A .....   5.250   05/15/21       897,190


4  See Notes to Financial Statements






                              Portfolio of Investments (Continued)
                                       October 31, 1995
-----------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                           Coupon   Maturity  Market Value
-----------------------------------------------------------------------------------------------
          New York (Continued)
$  4,460  New York St Dorm Auth Rev Mtg KMH Homes Inc (FHA
          Gtd) ...............................................   6.950%  08/01/31  $  4,750,257
   1,835  New York St Dorm Auth Rev NY Pub Lib Ser A (MBIA
          Insd) ..............................................       *   07/01/02     1,337,531
   1,910  New York St Dorm Auth Rev NY Pub Lib Ser A (MBIA
          Insd) ..............................................       *   07/01/03     1,319,772
   5,000  New York St Dorm Auth Rev NY Pub Lib Ser A (MBIA
          Insd) ..............................................   5.875   07/01/22     5,026,500
   1,700  New York St Dorm Auth Rev Saint Luke's Home
          Residential Hlth ...................................   6.200   08/01/15     1,728,186
   2,500  New York St Dorm Auth Rev St Univ Edl Fac Ser B ....   5.000   05/15/18     2,180,650
   5,010  New York St Dorm Auth Rev St Univ Edl Fac Ser B
          Rfdg (AMBAC Insd) ..................................   5.250   05/15/19     4,589,410
   4,100  New York St Energy Resh & Dev Auth Elec Fac Rev
          Cons Edison Co NY Inc Proj Ser A (MBIA Insd) .......   6.750   01/15/27     4,305,656
   1,500  New York St Energy Resh & Dev Auth Gas Fac Rev
          Brooklyn Union Gas Ser B (MBIA Insd) ...............   6.750   02/01/24     1,602,690
   4,000  New York St Energy Resh & Dev Auth Gas Fac Rev
          Brooklyn Union Gas Ser C (MBIA Insd) ...............   5.600   06/01/25     3,879,000
   2,000  New York St Environmental Fac Corp Pollutn Ctl Rev
          NYC Muni Wtr Fin Auth Ser E ........................   6.600   06/15/09     2,187,580
   3,500  New York St Hsg Fin Agy Rev Multi-Family Hsg Secd
          Mtg Pgm Ser A ......................................   7.050   08/15/24     3,693,970
   1,960  New York St Hsg Fin Agy Rev Multi-Family Hsg Secd
          Mtg Pgm Ser C ......................................   6.950   08/15/24     2,052,806
   1,000  New York St Loc Govt Assistance Corp Ser C Rfdg ....   5.000   04/01/21       896,100
   2,970  New York St Loc Govt Assistance Corp Ser B .........   7.250   04/01/07     3,353,932
   4,675  New York St Med Care Fac Fin Agy Rev Hosp & Nursing
          Methodist Ser A ....................................   6.700   08/15/23     4,944,514
   1,000  New York St Med Care Fac Fin Agy Rev Long Term Hlth
          Care Ser A (Cap Guar Insd) .........................   6.800   11/01/14     1,088,030
     870  New York St Med Care Fac Fin Agy Rev Mental Hlth
          Svcs Fac Ser C .....................................   7.300   02/15/21       943,324


5  See Notes to Financial Statements




                               Portfolio of Investments (Continued)
                                        October 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                              Coupon   Maturity  Market Value
---------------------------------------------------------------------------------------------------
          New York (Continued)
$  2,050  New York St Med Care Fac Fin Agy Rev Saint Peter's
          Hosp Proj Ser A (AMBAC Insd) ..........................   5.375%  11/01/20  $   1,944,814
   4,500  New York St Med Care Fac Fin Agy Rev Shorefront Saint
          Lukes & Wtrfront Nursing Homes ........................   6.950   02/15/32      4,799,655
   4,000  New York St Mtg Agy Rev Homeowner Mtg Ser 28 ..........   7.050   10/01/23      4,220,080
   2,000  New York St Mtg Agy Rev Homeowner Mtg Ser 42 ..........   6.400   10/01/20      2,061,240
   1,000  New York St Muni Bond Bk Agy Spl Pgm Rev Buffalo Ser A
          .......................................................   6.875   03/15/06      1,063,510
   2,000  New York St Thruway Auth Hwy & Bridge Trust Fund Ser A.   5.500   04/01/15      1,977,560
  20,000  New York St Urban Dev Corp Rev St Office South Mall
          Ser A .................................................       *   01/01/11      8,063,400
   1,750  Niagara Falls, NY Brdg Comm Toll Rev (Prerefunded @
          10/01/02) (FGIC Insd) .................................   6.125   10/01/19      1,948,607
   4,500  Port Auth NY & NJ Cons Ninety Seventh Ser (FGIC Insd)..   6.650   01/15/23      4,807,575
   2,940  Port Auth NY & NJ Cons Rev Bonds (MBIA Insd) ..........   5.750   09/15/15      2,941,029
   2,000  Port Auth NY & NJ Delta Airls Inc Proj Ser 1R .........   6.950   06/01/08      2,112,160
   2,405  Rensselaer, NY Hsg Auth Multi-Family Rev Mtg Renwyck
          Pl Ser A ..............................................   7.650   01/01/11      2,624,192
   2,210  Rensselaer, NY Hsg Auth Multi-Family Rev Mtg Van
          Rensselaer Heights Ser A ..............................   7.750   01/01/11      2,426,668
   1,825  Syracuse, NY Ctfs Partn Syracuse Hancock Intl Arpt ....   6.625   01/01/12      1,907,782
   1,300  Triborough Bridge & Tunnel Auth NY Spl Oblig Rfdg
          (AMBAC Insd) ..........................................   5.500   01/01/17      1,275,196
                                                                                      -------------
                                                                                        150,132,226
                                                                                      -------------
          Guam 3.9%
   2,000  Guam Arpt Auth Rev Ser B ..............................    6.400  10/01/05      2,046,260
   3,000  Guam Govt Ltd Oblig Hwy Ser A (Cap Guar Insd) .........    6.250  05/01/07      3,236,430
   1,000  Guam Pwr Auth Rev Ser A ...............................    6.625  10/01/14      1,034,480
                                                                                      -------------
                                                                                          6,317,170
                                                                                      -------------

6  See Notes to Financial Statements




                        Portfolio of Investments (Continued)
                                  October 31, 1995
-----------------------------------------------------------------------------------
Par
Amount
(000)    Description                                Coupon   Maturity  Market Value
-----------------------------------------------------------------------------------
         Puerto Rico 2.3%
$ 2,250  Puerto Rico Comwlth Pub Impt
         (Prerefunded @ 07/01/02) ................   6.800%  07/01/21  $  2,577,127
  1,000  Puerto Rico Pub Bldgs Auth Rev Gtd Ser K
         (Prerefunded @ 07/01/02) ................   6.875   07/01/21     1,149,670
                                                                       ------------
                                                                          3,726,797
                                                                       ------------
Total Long-Term Investments 98.7%
(Cost $149,499,683) <F1>..............................................  160,176,193
Short-Term Investments at Amortized Cost 0.5%.........................      800,000
Other Assets in Excess of Liabilities 0.8%............................    1,260,024
                                                                       ------------
Net Assets  100%...................................................... $162,236,217
                                                                       ============

*Zero coupon bond

<F1>  At October 31, 1995, cost for federal income tax purposes is $149,499,683;
      the aggregate gross unrealized appreciation is $10,680,827 and the aggregate gross unrealized depreciation is $4,317, resulting in net unrealized appreciation of $10,676,510.

<F2>  Securities purchased on a when issued or delayed delivery basis.

<F3>  Assets segregated as collateral for when issued or delayed delivery purchase commitments.

<F4>  An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. Their price may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.


The following table summarizes the portfolio composition at October 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


Portfolio Composition by Credit Quality
AAA............    38.6%
AA.............    19.3
A..............    16.9
BBB............    23.9
BB.............     1.3
                  ======
                  100.0%
                  ======



7  See Notes to Financial Statements



                                     Statement of Assets and Liabilities
                                             October 31, 1995
--------------------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $149,499,683) (Note 1).....................................  $  160,176,193
Short-Term Investments (Note 1)...............................................................         800,000
Cash..........................................................................................          54,338
Receivables:
  Interest....................................................................................       2,317,848
  Investments Sold............................................................................       2,228,146
Unamortized Organizational Expenses (Note 1)..................................................           7,011
                                                                                                ---------------
    Total Assets..............................................................................     165,583,536
                                                                                                ---------------
Liabilities:
Payables:
  Investments Purchased.......................................................................       2,908,153
  Income Distributions - Common and Preferred Shares..........................................         184,458
  Investment Advisory Fee (Note 2)............................................................          89,281
  Administrative Fee (Note 2).................................................................          27,471
Accrued Expenses..............................................................................         137,956
                                                                                                ---------------
    Total Liabilities.........................................................................       3,347,319
                                                                                                ---------------
Net Assets....................................................................................  $  162,236,217
                                                                                                ===============
Net Assets Consist of:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 1,200 issued with
  liquidation preference of $50,000 per share) (Note 4).......................................  $   60,000,000
                                                                                                ---------------
Common Shares ($.01 par value with an unlimited number of shares authorized,
  6,200,987 shares issued and outstanding)....................................................          62,010
Paid in Surplus ..............................................................................      91,232,016
Net Unrealized Appreciation on Investments....................................................      10,676,510
Accumulated Undistributed Net Investment Income...............................................         332,064
Accumulated Net Realized Loss on Investments..................................................         (66,383)
                                                                                                ---------------
    Net Assets Applicable to Common Shares....................................................     102,236,217
                                                                                                ---------------
Net Assets....................................................................................  $  162,236,217
                                                                                                ===============
Net Asset Value Per Common Share ($102,236,217 divided by 6,200,987 shares outstanding).......  $        16.49
                                                                                                ===============


8  See Notes to Financial Statements




                            Statement of Operations
                      For the Year Ended October 31, 1995
--------------------------------------------------------------------------------
Investment Income:
Interest........................................................  $    9,792,292
                                                                  ---------------
Expenses:
Investment Advisory Fee (Note 2)................................       1,017,335
Administrative Fee (Note 2).....................................         313,026
Preferred Share Maintenance (Note 4)............................         136,065
Custody (Note 1)................................................          52,438
Trustees Fees and Expenses (Note 2).............................          30,187
Legal (Note 2)..................................................          18,250
Amortization of Organizational Expenses (Note 1)................           4,997
Other...........................................................         143,429
                                                                  ---------------
    Total Expenses..............................................       1,715,727
    Earnings Credits on Cash Balances (Note 1)..................          (2,958)
                                                                  ---------------
    Net Expenses................................................       1,712,769
                                                                  ---------------
Net Investment Income...........................................  $    8,079,523
                                                                  ===============
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
    Proceeds from Sales.........................................  $   83,828,300
    Cost of Securities Sold.....................................     (83,894,683)
                                                                  ---------------
Net Realized Loss on Investments ...............................         (66,383)
                                                                  ---------------
Unrealized Appreciation/Depreciation on Investments:
Beginning of the Period.........................................        (451,389)
End of the Period...............................................      10,676,510
                                                                  ---------------
Net Unrealized Appreciation on Investments During the Period....      11,127,899
                                                                  ---------------
Net Realized and Unrealized Gain on Investments.................  $   11,061,516
                                                                  ===============
Net Increase in Net Assets from Operations......................  $   19,141,039
                                                                  ===============


9  See Notes to Financial Statements



                               Statement of Changes in Net Assets
                         For the Years Ended October 31, 1995 and 1994
-------------------------------------------------------------------------------------------------------
                                                                     Year Ended        Year Ended
                                                                     October 31, 1995  October 31, 1994
-------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................................  $     8,079,523   $     8,288,478
Net Realized Gain/Loss on Investments..............................          (66,383)          284,283
Net Unrealized Appreciation/Depreciation on Investments During the
  Period...........................................................       11,127,899       (18,071,938)
                                                                     ----------------  ----------------
Change in Net Assets from Operations ..............................       19,141,039        (9,499,177)
                                                                     ----------------  ----------------
Distributions from Net Investment Income:
  Common Shares....................................................       (6,200,847)       (6,324,932)
  Preferred Shares.................................................       (2,383,917)       (1,660,315)
                                                                     ----------------  ----------------
                                                                          (8,584,764)       (7,985,247)
                                                                     ----------------  ----------------
Distributions from Net Realized Gain on Investments (Note 1):
  Common Shares....................................................          (82,467)              -0-
  Preferred Shares.................................................          (20,400)              -0-
                                                                     ----------------  ----------------
                                                                            (102,867)              -0-
                                                                     ----------------  ----------------
Total Distributions................................................       (8,687,631)       (7,985,247)
                                                                     ----------------  ----------------
Net Change in Net Assets from Investment Activities................       10,453,408       (17,484,424)
Net Assets:
Beginning of the Period............................................      151,782,809       169,267,233
                                                                     ----------------  ----------------
End of the Period (Including undistributed net investment income
 of $332,064 and $837,305, respectively)...........................  $   162,236,217   $   151,782,809
                                                                     ================  ================


10  See Notes to Financial Statements




                                    Financial Highlights
          The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
---------------------------------------------------------------------------------------------------------------
                                                                                                 March 27, 1992
                                                                  Year Ended October 31           (Commencement
                                                         ------------------------------------     of Investment
                                                                                                 Operations) to
                                                         1995        1994          1993        October 31, 1992
---------------------------------------------------------------------------------------------------------------
Net Asset Value,  Beginning of the Period <F1>.........  $   14.801  $     17.621  $   14.812  $         14.742
                                                         ----------  ------------  ----------  ----------------
Net Investment Income..................................       1.303         1.337       1.352              .607
Net Realized and Unrealized
Gain/Loss on Investments...............................       1.783        (2.869)      2.766              .027
                                                         ----------  ------------  ----------  ----------------
Total from Investment Operations.......................       3.086        (1.532)      4.118              .634
                                                         ----------  ------------  ----------  ----------------
Less:
Distributions from Net Investment Income:
Paid to Common Shareholders............................       1.000        1.020        1.020              .425
Common Share Equivalent of Distributions Paid to
Preferred Shareholders.................................        .384         .268         .289              .139
Distributions from Net Realized Gain on Investments
(Note 1):
Paid to Common Shareholders............................        .013          -0-          -0-               -0-
Common Share Equivalent of Distributions Paid to
Preferred Shareholders.................................        .003          -0-          -0-               -0-
                                                         ----------  ------------  ----------  ----------------
Total Distributions....................................       1.400        1.288        1.309              .564
                                                         ----------  ------------  ----------  ----------------
Net Asset Value, End of the Period.....................  $   16.487  $    14.801   $   17.621  $         14.812
                                                         ==========  ============  ==========  ================
Market Price Per Share at End of the Period............  $   14.375  $    13.125   $   17.125  $         15.000
Total Investment Return at Market Price
(Non-Annualized) <F2>..................................      17.49%      (18.07%)      21.52%             2.79%
Total Return at Net Asset
Value (Non-Annualized) <F3>............................      18.88%      (10.55%)      26.50%             1.48%
Net Assets at End of the Period (In millions)..........  $    162.2  $     151.8   $    169.3  $          151.8
Ratio of Expenses to Average Net Assets Applicable to
Common Shares (Annualized)<F4>.........................       1.78%        1.70%        1.62%            1.49%*
Ratio of Expenses to Average Net Assets (Annualized)
<F4>...................................................       1.10%        1.07%        1.02%            1.03%*
Ratio of Net Investment Income to Average Net Assets
Applicable to Common Shares (Annualized) <F5>..........       5.89%        6.55%        6.45%            5.28%*
Portfolio Turnover.....................................      53.98%       37.84%       18.02%            24.43%


*If certain expenses had not been assumed by the investment adviser, for the period ended October 31, 1992, the annualized ratios of expenses to average net assets applicable to common shares, expenses to average net assets and net investment income to average net assets applicable to common shares would have been 1.58%, 1.10% and 5.19%, respectively.

<F1>  Net asset value at March 27, 1992 is adjusted for common and preferred share offering costs of  $.258 per common share.

<F2>  Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3>  Total return at net asset value (NAV) reflects the change in value of the
      Trust's assets with reinvestment of dividends based upon NAV.

<F4>  Beginning with the year ended October 31, 1995, the Ratios of Expenses are based upon Total Expenses which does not reflect credits earned on overnight cash balances. (Note 1)

<F5>  Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.


11  See Notes to Financial Statements






                        Notes to Financial Statements
                              October 31, 1995
--------------------------------------------------------------------------------


1. Significant Accounting Policies
Van Kampen Merritt Trust for Investment Grade New York Municipals (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust commenced investment operations on March 27, 1992.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation-Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income-Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. Organizational Expenses-The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $25,000. These costs are being amortized on a straight line basis over the 60 month period ending March 26, 1997. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.


12




                  Notes to Financial Statements (Continued)
                            October 31, 1995
--------------------------------------------------------------------------------

E. Expense Reductions-During the year ended October 31, 1995, the Trust's custody fee was reduced by $2,958 as a result of credits earned from overnight cash balances.

F. Federal Income Taxes-It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1995, the Trust had an accumulated capital loss carry forward for tax purposes of $66,383, which will expire on October 31, 2003.

G. Distribution of Income and Gains-The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

  For the year ended October 31, 1995, the Trust recognized expenses of approximately $15,000 representing VKAC's cost of providing accounting and legal services to the Trust.

  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of


13




               Notes to Financial Statements (Continued)
                          October 31, 1995
--------------------------------------------------------------------------------

VKAC. The Trust's liability under the deferred compensation and retirement plans at October 31, 1995, was approximately $24,400.

  At October 31, 1995, VKAC owned 6,700 common shares of the Trust.

3. Investment Transactions
Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended October 31, 1995, were $82,272,836 and $83,894,683, respectively.

4. Preferred Shares
The Trust has outstanding 1,200 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on October 31, 1995, was 3.800%. During the year ended October 31, 1995, the rates ranged from 3.350% to 4.400%.

  The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

  The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.


14





                       Independent Auditors' Report
--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Van Kampen Merritt Trust for Investment Grade New York Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen Merritt Trust for Investment Grade New York Municipals (the "Trust"), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt Trust for Investment Grade New York Municipals as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


                                                          KPMG Peat Marwick LLP
Chicago, Illinois
November 29, 1995


15




                         Dividend Reinvestment Plan
--------------------------------------------------------------------------------

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

  If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

How to Participate
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

How the Plan Works
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

Costs of the Plan
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

Tax Implications
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of divi dends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Right to Withdraw
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

  One Parkview Plaza, Oakbrook Terrace, IL 60181
Attn: Closed-End Funds


16


Van Kampen Merritt Trust For Investment Grade New York Municipals
--------------------------------------------------------------------------------


Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer



Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181




Custodian and
Transfer Agent

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105




Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606




Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

*"Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1995 All rights reserved.

SM denotes a service mark of
Van Kampen American Capital Distributors, Inc.


17